Exhibit 99.1

REALOGY COMMENCES PRIVATE OFFERS TO EXCHANGE ITS EXISTING NOTES FOR NEW

NOTES AND RELATED CONSENT SOLICITATIONS FOR ITS EXISTING NOTES

PARSIPPANY, N.J., (December 1, 2010) — Realogy Corporation (“Realogy” or the “Company”) announced today that it commenced offers to exchange (the “Exchange Offers”) on November 30, 2010 with respect to its outstanding 10.50% Senior Notes due 2014 (the “Existing Senior Cash Notes”), its outstanding 11.00%/11.75% Senior Toggle Notes due 2014 (the “Existing Senior Toggle Notes”) and its outstanding 12.375% Senior Subordinated Notes due 2015 (the “Existing Senior Subordinated Notes” and, together with the Existing Senior Cash Notes and the Existing Senior Toggle Notes, the “Existing Notes”) for the consideration set forth in the table below. The purpose of the Exchange Offers and Consent Solicitations is to provide the Company with a more flexible capital structure through the extension of maturities of its Existing Notes and by giving Eligible Holders (as defined below) who receive Convertible Notes (as defined below) the ability to exchange debt for equity in the future.

Realogy Corporation Existing Notes to be Exchanged	Outstanding Aggregate Principal Amount (in millions)	Total Consideration Amount (in Principal Amount) for each $1,000 Principal Amount of Existing Notes Tendered on or Prior to the Consent Date (at the election of each Eligible Holder)*	Exchange Consideration Amount (in Principal Amount) for each $1,000 Principal Amount of Existing Notes Tendered After the Consent Date (at the election of each Eligible Holder)*
10.50% Senior Notes due 2014	$1,700	$1,000 of 11.50% Senior Notes due 2017 or $1,000 of 11.00% Series A Convertible Senior Subordinated Notes due 2018	$950 of 11.50% Senior Notes due 2017 or $950 of 11.00% Series A Convertible Senior Subordinated Notes due 2018

11.00%/11.75% Senior Toggle Notes due 2014	$470	$1,000 of 12.00% Senior Notes due 2017 or $1,000 of 11.00% Series B Convertible Senior Subordinated Notes due 2018	$950 of 12.00% Senior Notes due 2017 or $950 of 11.00% Series B Convertible Senior Subordinated Notes due 2018

12.375% Senior Subordinated Notes due 2015	$875	$1,000 of 13.375% Senior Subordinated Notes due 2018 or $1,000 of 11.00% Series C Convertible Senior Subordinated Notes due 2018	$950 of 13.375% Senior Subordinated Notes due 2018 or $950 of 11.00% Series C Convertible Senior Subordinated Notes due 2018

*	The aggregate principal amount of new Convertible Senior Subordinated Notes due 2018 will not exceed $2.2 billion.

The Exchange Offers are open only to “qualified institutional buyers” and institutional “accredited investors” as such terms are defined under the Securities Act of 1933, as amended (the “Securities Act”) (such eligible participants are referred to herein as “Eligible Holders”).

Concurrently with the Exchange Offers, Realogy is soliciting consents (the “Consent Solicitations”) from Eligible Holders to certain amendments (the “Proposed Amendments”) to the indentures governing the Existing Notes (the “Existing Notes Indentures”) to remove substantially all of the restrictive covenants and certain of the default provisions in the Existing Notes Indentures. Eligible Holders tendering Existing Notes in the Exchange Offers must also deliver consents to the Proposed Amendments with respect to such Existing Notes. Approval of the Proposed Amendments requires the consent of holders of at least a majority of the aggregate outstanding principal amount of each series of Existing Notes, not including Existing Notes held by affiliates of Realogy. The consummation of the Exchange Offers is not conditioned upon the receipt of the requisite consents to approve the Proposed Amendments, and Realogy may consummate the Exchange Offers without receiving the requisite consents with respect to one or more series of Existing Notes.

Eligible Holders that validly tender, and do not withdraw, their Existing Notes at or prior to 5:00 p.m., New York City time, on December 13, 2010 (as it may be extended, the “Consent Time”), will be eligible to receive the total consideration of, at the election of such Eligible Holder and subject to the Convertible Notes Limit (as defined below) and any resulting Proration (as defined below), (1) $1,000 principal amount of New

11.50% Senior Cash Notes due 2017 (the “New 11.50% Senior Cash Notes”) or $1,000 principal amount of Series A Convertible Notes (the “Series A Convertible Notes”) for each $1,000 principal amount of Existing Senior Cash Notes, (2) $1,000 principal amount of New 12.00% Senior Cash Notes due 2017 (the “New 12.00% Senior Cash Notes”) or $1,000 principal amount of Series B Convertible Notes (the “Series B Convertible Notes”) for each $1,000 principal amount of Existing Senior Toggle Notes and/or (3) $1,000 principal amount of New 13.375% Senior Subordinated Notes due 2018 (the “New Senior Subordinated Notes” and, together with the New 11.50% Senior Cash Notes and the New 12.00% Senior Cash Notes, the “Extended Maturity Notes”) or $1,000 principal amount of Series C Convertible Notes (the “Series C Convertible Notes” and, together with the Series A Convertible Notes and the Series B Convertible Notes, the “Convertible Notes” and, together with the Extended Maturity Notes, the “New Notes”) for each $1,000 principal amount of Existing Senior Subordinated Notes. An Eligible Holder that validly tenders its Existing Notes in the Exchange Offers will be deemed to have delivered a consent with respect to such tendered Existing Notes pursuant to the Consent Solicitations. Tendered Existing Notes may not be withdrawn after the Consent Time.

The Exchange Offers and Consent Solicitations are scheduled to expire at 5:00 p.m., New York City time, on December 29, 2010 (as it may be extended or earlier terminated, the “Expiration Time”). Eligible Holders that validly tender their Existing Notes and deliver their consents after the Consent Time but at or prior to the Expiration Time will be eligible to receive only the exchange consideration of, at the election of such Eligible Holder and subject to the Convertible Notes Limit and any resulting Proration, (1) $950 principal amount of New 11.50% Senior Cash Notes or $950 principal amount of Series A Convertible Notes for each $1,000 principal amount of Existing Senior Cash Notes, (2) $950 principal amount of New 12.00% Senior Cash Notes or $950 principal amount of Series B Convertible Notes for each $1,000 principal amount of Existing Senior Toggle Notes and/or (3) $950 principal amount of New Senior Subordinated Notes or $950 principal amount of Series C Convertible Notes for each $1,000 principal amount of Existing Senior Subordinated Notes.

Prior to the settlement date for the Exchange Offers, Domus Holdings Corp., a Delaware corporation and the indirect parent of Realogy (“Holdings”) will amend and restate its certificate of incorporation to reclassify all of its existing common stock into Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) and Class B Common Stock, par value $0.01 per share (“Class B Common Stock”). Shares of Class B Common Stock will have five votes per share and shares of Class A Common Stock will have one vote per share. The Convertible Notes will be convertible at any time at the option of the holders thereof, in whole or in part, into shares of Class A Common Stock at a conversion rate of (i) 975.6098 shares of Class A Common Stock per $1,000 principal amount of Series A Convertible Notes and Series B Convertible Notes and (ii) 926.7841 shares of Class A Common Stock per $1,000 principal amount of Series C Convertible Notes.

The maximum aggregate principal amount of Existing Notes that may be tendered for Convertible Notes (the “Convertible Notes Limit”) in the Exchange Offers is $2.2 billion. In the event that the aggregate principal amount of Existing Notes tendered for Convertible Notes exceeds the Convertible Notes Limit, Convertible Notes will only be issued in exchange for Existing Notes up to the Convertible Notes Limit and will be apportioned pro rata among all tendering eligible holders, to the extent they elected to receive Convertible Notes, based on the principal amount of Existing Notes tendered for Convertible Notes by such eligible holders (“Proration”). In the event of Proration, eligible holders that have elected to receive Convertible Notes will receive New 11.50% Senior Cash Notes, New 12.00% Senior Cash Notes or New Senior Subordinated Notes, as the case may be, for the portion of their corresponding tendered Existing Notes for which they will not receive Convertible Notes.

An amount equal to the accrued and unpaid interest on each series of Existing Notes tendered in the Exchange Offers until, but not including, the settlement date for the Exchange Offers, will be paid to holders of record of the New Notes on the record date preceding the first interest payment date of the applicable series of New Notes in accordance with the terms of such New Notes.

On November 30, 2010, Paulson & Co. Inc., on behalf of the several investment funds and accounts managed by it (together with such investment funds and accounts, “Paulson”), Avenue Capital Management II, L.P. (together with its affiliated funds, “Avenue”) and investment funds managed by Apollo Management VI, L.P. or one of its affiliates (together with its affiliates, “Apollo”), which collectively held as of such date approximately $1.95 billion aggregate principal amount of the Existing Notes, representing approximately 64% of the aggregate outstanding principal amount of the Existing Notes, entered into a support agreement with Realogy and Holdings (the “Support Agreement”). Pursuant to the Support Agreement, (1) Paulson and Apollo agreed to tender in the Exchange Offers all of their Existing Notes, plus any additional Existing Notes acquired by them through the Expiration Time, in exchange for Convertible Notes and (2) Avenue agreed to tender in the Exchange Offers approximately $250 million principal amount of its Existing Notes for Extended Maturity Notes and the remaining approximately $64 million principal amount of its Existing Notes for Convertible Notes, plus any additional Existing Notes acquired by Avenue through the Expiration Time, for either Convertible Notes or Extended Maturity Notes, at Avenue’s option. The consummation of the Exchange Offers and the obligations of Paulson, Avenue and Apollo to tender their Existing Notes in the Exchange Offers are subject to certain terms and conditions set forth in the Support Agreement.

Consummation of the Exchange Offers and Consent Solicitations is conditioned upon the satisfaction or waiver of the conditions set forth in the Offering Memorandum and the Letter of Transmittal. Such conditions include, among other things, the valid tender and acceptance by us of at least $2.65 billion aggregate principal amount of Existing Notes in the Exchange Offers, and the Company’s receipt of all material regulatory approvals from any governmental authority in connection with the Exchange Offers. Subject to the terms and conditions set forth in the Offering Memorandum and the Support Agreement, Realogy may waive any of these or any other conditions to the consummation of the Exchange Offers and Consent Solicitations in its sole discretion.

The Exchange Offers and Consent Solicitations are being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the confidential Offering Memorandum (the “Offering Memorandum”) and the related letter of transmittal and consent (the “Letter of Transmittal”), both dated November 30, 2010. Only holders who certify to their status as “qualified institutional buyers” or institutional “accredited investors” as defined under the Securities Act and are Eligible Holders may receive copies of the Offering Memorandum and Letter of Transmittal and participate in the Exchange Offers. Holders wishing to certify that they are Eligible Holders and be eligible to receive a copy of the Offering Memorandum and Letter of Transmittal, should visit the eligibility website, www.bondcom.com/realogy, or contact the Information and Exchange Agent for the Exchange Offers, Bondholder Communications Group, LLC at (212) 809-2663.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers and Consent Solicitations are being made and the New Notes are being offered only to “qualified institutional buyers” and institutional “accredited investors” as defined under the Securities Act. The New Notes and the shares of Class A Common Stock issuable upon conversion of the Convertible Notes have not been registered under the Securities Act or under any state securities laws, and the New Notes and the shares of Class A Common Stock issuable upon conversion of the Convertible Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal. The Exchange Offers and Consent Solicitations are subject to the terms and conditions set forth in the Offering Memorandum and the Letter of Transmittal.

About Realogy

Realogy Corporation, a global provider of real estate and relocation services, has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Realogy’s world-renowned brands and business units include Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, The Corcoran Group®, ERA®, Sotheby’s International Realty®, NRT LLC, Cartus and Title Resource Group. Collectively, Realogy’s franchise systems have approximately 14,700 offices and 267,000 sales associates doing business in 100 countries and territories around the world. Headquartered in Parsippany, N.J., Realogy is owned by affiliates of Apollo Management, L.P., a leading private equity and capital markets investor.

Forward Looking Statements

Certain statements in this press release constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: our inability to access capital, including debt refinancing, and/or securitization markets; our substantial amount of outstanding debt; our ability to comply with the affirmative and negative covenants contained in our debt agreements; adverse developments or the absence of sustained improvement in general business, economic and political conditions; adverse developments or the absence of improvement in the residential real estate markets including but not limited to the lack of sustained improvement in the number of home sales and/or further declines in home prices, low levels of consumer confidence, the impact of slow economic growth or future recessions and related high levels of unemployment in the U.S. and abroad, the termination of the federal homebuyer tax credit program, continuing high levels of foreclosures or further disruptions in the foreclosure review process, our geographic and high-end market concentration in particular to our company-owned brokerage operations and reduced availability of mortgage financing or financing availability at rates not sufficiently attractive to homebuyers; the final resolution or outcomes with respect to Cendant’s remaining contingent liabilities; any outbreak or escalation of hostilities on a national, regional or international basis or adverse effects of natural disasters or environmental catastrophes; our failure to enter into or renew franchise agreements, maintain our brands or the inability of franchisees to survive the current real estate cycle; our inability to realize benefits from future acquisitions; and our inability to sustain improvements in our operating efficiency.

Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, under the heading “Forward-Looking Statements” in our Form 10-Q for the quarter ended September 30, 2010, and in our other periodic reports filed from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Investor Relations Contact:

Alicia Swift

(973) 407-4669

alicia.swift@realogy.com

Media Contact:

Rick Matthews

Rubenstein Communications, Inc.

212-843-8267 (office)

862-266-4779 (cell)

rmatth@rubenstein.com

Mark Panus

(973) 407-7215

mark.panus@realogy.com

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